UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2021 (September 24, 2021)

J2 Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25965	47-1053457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 S. Flower Street, 15th Floor

Los Angeles, California 90017

(Address of principal executive offices)

(323) 860-9200

Registrant’s telephone number, including area code

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JCOM	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On September 24, 2021, J2 Global, Inc. (“J2 Global”) announced the commencement of a cash tender offer for a portion of its 4.625% Senior Notes Due 2030. J2 Global issued a press release entitled “J2 Global Announces Cash Tender For A Portion Of Its 4.625% Senior Notes Due 2030.” This press release is furnished herewith as Exhibit 99.1.

In connection with the planned separation and distribution of shares of common stock of Consensus Cloud Solutions, Inc. (“Consensus”) by J2 Global, Inc. to shareholders of J2 Global, as described in the Registration Statement on Form 10 filed by Consensus, on September 24, 2021, Consensus agreed to issue $500 million of senior notes due 2028 to J2 Global and J2 Global agreed to exchange such notes with the lenders (or affiliates of such lenders) under the Credit Agreement dated as of April 7, 2021, by and among J2, the subsidiaries of J2 party thereto as guarantors, Citicorp North America Inc. and MUFG Union Bank, N.A. and MUFG Union Bank, N.A., as administrative agent for the lenders, as amended by the First Amendment to Credit Agreement dated as of June 2, 2021, the Second Amendment to Credit Agreement dated as of June 21, 2021, the Third Amendment to Credit Agreement dated as of August 20, 2021 and the Fourth Amendment to Credit Agreement dated September 16, 2021 (collectively, the “Credit Agreement”), in exchange for extinguishment of a similar amount indebtedness under such agreement. Such lenders or their affiliates agreed to resell the 2028 notes to qualified institutional buyers in the United States pursuant to Rule 144A.

The consummation of each of the tender offer and the issuance of the notes are subject to a number of conditions, including the consummation of the separation and distribution.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Certain statements in this Press Release are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995 with respect to the proposed spin-off transaction. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including market and other conditions and include uncertainties regarding expected operating performance and financial position of the companies after the separation, whether the transaction or the proposed debt tender offer can be completed with the proposed form, terms or timing, or at all, the costs and expected benefits of the proposed transaction, and the expected tax treatment of the transaction. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including those factors described in J2 Global’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time by J2 Global with the SEC, and the “Risk Factors” section of the preliminary information statement included in the Registration Statement on Form 10 filed by Consensus with the SEC. J2 Global and Consensus assume no obligation to update these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press release, dated September 24, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J2 Global, Inc. (Registrant)

/s/ Jeremy Rossen
Jeremy Rossen
Executive Vice President, General Counsel

Date: September 24, 2021